EXHIBIT 99.1
VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
The following unaudited pro forma consolidated statements of income of Vonage Holdings Corp. (the "Company") give effect to the disposition of its Brazil Joint Venture, which was shut sown on March 31, 2015. The Company estimates that it incurred approximately $500,000 in cash charges in the first quarter of 2015 related to contract terminations and severance-related expenses.
The historical financial information of the Company set forth below has been derived from the unaudited consolidated statements of income of the Company included in the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 and the historical audited consolidated statements of income of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and December 31, 2014.
The unaudited pro forma consolidated statements of income were prepared as if the disposition had occurred on July1, 2013 as the Brazil Joint Venture began operations in the third quarter of 2013. Pro forma consolidated statements of income for the five most recently completed quarters and the two most recently completed fiscal years are presented because the treatment of the Brazil Joint Venture has not yet been reflected as discontinued operations in the Company's historical information. The Brazil Joint Venture’s assets and net assets were immaterial at December 31, 2014, and accordingly the pro-forma balance sheet has been excluded.
The unaudited pro forma consolidated statements of income have been prepared by the Company's management for illustrative purposes only and is not necessarily indicative of the results of operations that actually would have been realized had the Company disposed of the Brazil Joint Venture during the specified periods. The pro forma adjustments are based upon assumptions that the Company's management believes are reasonable. The pro forma adjustments are based on the information available at the time of the preparation of the unaudited pro forma consolidated statements of income. These statements, including any notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the years ended December 31, 2013 and December 31, 2014, and Quarterly Reports on Form 10-Q for the three months ended September 30, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 filed with the Securities and Exchange Commission.

 VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$868,953	$99	$868,854

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $19,330, $0, and $19,330, respectively)	232,053	670	231,383
Cost of goods sold	36,815	315	36,500
Selling, general and administrative	274,750	3,857	270,893
Marketing	226,121	3,628	222,493
Depreciation and amortization	51,407	1,893	49,514
	821,146	10,363	810,783
Income from operations	47,807	(10,264)	58,071
Other Income (Expense):
Interest income	212	5	207
Interest expense	(6,823)		(6,823)
Other expense, net	11		11
	(6,600)	5	(6,605)
Income before income tax expense	41,207	(10,259)	51,466
Income tax expense	(21,760)	(1)	(21,759)
Net income	$19,447	$(10,260)	$29,707
Plus: Net loss attributable to noncontrolling interest	819	819	—
Net income attributable to Vonage	$20,266	$(9,441)	$29,707
Net income attributable to Vonage per common share:
Basic	$0.10		$0.14
Diluted	$0.09		$0.14
Weighted-average common shares outstanding:
Basic	209,822		209,822
Diluted	219,419		219,419

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.

VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$214,737	$27	$214,710

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $4,704, $0, and $4,704, respectively)	56,807	332	56,475
Cost of goods sold	9,205		9,205
Selling, general and administrative	66,437	951	65,486
Marketing	58,305	1,639	56,666
Depreciation and amortization	12,346	71	12,275
	203,100	2,993	200,107
Income from operations	11,637	(2,966)	14,603
Other Income (Expense):
Interest income	37		37
Interest expense	(1,680)		(1,680)
Other income (expense), net	(2)		(2)
	(1,645)	—	(1,645)
Income before income tax expense	9,992	(2,966)	12,958
Income tax expense	(5,627)	4	(5,631)
Net income	$4,365	$(2,962)	$7,327
Plus: Net loss attributable to noncontrolling interest	191	191	—
Net income attributable to Vonage	$4,556	$(2,771)	$7,327
Net income attributable to Vonage per common share:
Basic	$0.02		$0.04
Diluted	$0.02		$0.03
Weighted-average common shares outstanding:
Basic	208,580		208,580
Diluted	217,176		217,176

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.

VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2014
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$218,882	$4	$218,878

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $5,098, $0, and $5,098, respectively)	59,059	117	58,942
Cost of goods sold	9,450		9,450
Selling, general and administrative	66,895	974	65,921
Marketing	59,003	401	58,602
Depreciation and amortization	12,459	14	12,445
	206,866	1,506	205,360
Income from operations	12,016	(1,502)	13,518
Other Income (Expense):
Interest income	31		31
Interest expense	(1,434)		(1,434)
Other income (expense), net	36		36
	(1,367)	—	(1,367)
Income before income tax expense	10,649	(1,502)	12,151
Income tax expense	(5,266)	(5)	(5,261)
Net income	$5,383	$(1,507)	$6,890
Plus: Net loss attributable to noncontrolling interest	135	135	—
Net income attributable to Vonage	$5,518	$(1,372)	$6,890
Net income attributable to Vonage per common share:
Basic	$0.03		$0.03
Diluted	$0.02		$0.03
Weighted-average common shares outstanding:
Basic	211,390		211,390
Diluted	221,002		221,002

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.

VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$220,733		$220,733

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $5,154, $0 and $5,154, respectively)	59,442	22	59,420
Cost of goods sold	9,739		9,739
Selling, general and administrative	71,628	938	70,690
Marketing	57,264	307	56,957
Depreciation and amortization	12,338	12	12,326
	210,411	1,279	209,132
Income from operations	10,322	(1,279)	11,601
Other Income (Expense):
Interest income	91		91
Interest expense	(2,077)		(2,077)
Other expense, net	(13)		(13)
	(1,999)	—	(1,999)
Income before income tax expense	8,323	(1,279)	9,602
Income tax expense	(4,118)		(4,118)
Net income	$4,205	$(1,279)	$5,484
Plus: Net loss attributable to noncontrolling interest	383	383	—
Net income attributable to Vonage	$4,588	$(896)	$5,484
Net income attributable to Vonage per common share:
Basic	$0.02		$0.03
Diluted	$0.02		$0.02
Weighted-average common shares outstanding:
Basic	212,195		212,195
Diluted	225,187		225,187

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.

 VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$829,067		$829,067

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $14,892, $0, and $14,892, respectively)	237,294	50	237,244
Cost of goods sold	37,586		37,586
Selling, general and administrative	238,720	1,564	237,156
Marketing	227,052		227,052
Depreciation and amortization	36,066	12	36,054
	776,718	1,626	775,092
Income from operations	52,349	(1,626)	53,975
Other Income (Expense):
Interest income	307		307
Interest expense	(6,557)		(6,557)
Other expense, net	(104)		(104)
	(6,354)	—	(6,354)
Income before income tax expense	45,995	(1,626)	47,621
Income tax expense	(18,194)		(18,194)
Net income	$27,801	$(1,626)	$29,427
Plus: Net loss attributable to noncontrolling interest	488	488	—
Net income attributable to Vonage	$28,289	$(1,138)	$29,427
Net income attributable to Vonage per common share:
Basic	$0.13		$0.14
Diluted	$0.13		$0.13
Weighted-average common shares outstanding:
Basic	211,563		211,563
Diluted	220,520		220,520

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.

VONAGE HOLDINGS CORP.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013
(In thousands, except per share amounts)

		Pro Forma
	As Reported	Adjustment (1)	Pro Forma

Revenues	$203,984		$203,984

Operating Expenses:
Cost of telephony services (excluding depreciation and amortization of $3,522, $0, and $3,522, respectively)	58,500		58,500
Cost of goods sold	9,535		9,535
Selling, general and administrative	59,134	739	58,395
Marketing	59,133		59,133
Depreciation and amortization	8,459		8,459
	194,761	739	194,022
Income from operations	9,223	(739)	9,962
Other Income (Expense):
Interest income	97		97
Interest expense	(1,509)		(1,509)
Other income (expense), net	(15)		(15)
	(1,427)	—	(1,427)
Income before income tax expense	7,796	(739)	8,535
Income tax expense	(3,811)		(3,811)
Net income	$3,985	$(739)	$4,724
Plus: Net loss attributable to noncontrolling interest	222	222	—
Net income attributable to Vonage	$4,207	$(517)	$4,724
Net income attributable to Vonage per common share:
Basic	$0.02		$0.02
Diluted	$0.02		$0.02
Weighted-average common shares outstanding:
Basic	209,589		209,589
Diluted	217,059		217,059

These unaudited pro forma consolidated statements of income reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations.

(1) Adjustments to remove the historical results of Brazil Joint Venture from continuing operations.